UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

(011) 44-20-3124-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2016, Willis Towers Watson Public Limited Company (“Willis Towers Watson”) and Mr. Dominic Casserley confirmed that Mr. Casserley will be leaving the company following the expiration of his employment agreement on December 31, 2016. Therefore, Mr. Casserley will resign as President and Deputy Chief Executive Officer and as a member of our board of directors, effective December 31, 2016, at the conclusion of his employment term.

Item 7.01. Regulation FD Disclosure

A copy of a press release issued by Willis Towers Watson is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Willis Towers Watson Public Limited Company Press Release issued October 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

(Registrant)

Date: October 26, 2016	By:	/s/ Matthew Furman
Name: Matthew Furman
Title: General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Willis Towers Watson Public Limited Company Press Release issued October 26, 2016.